UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2011

Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
520 Madison Ave., New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 5, 2011, we entered into a Selling Agent Agreement with Jefferies & Company, Inc. (as Purchasing Agent) with respect to our sale of Notes Due Nine Months or More from the Date of Issue (the “Notes”) in connection with our retail notes program.

Attached as exhibits to this Form 8-K are certain documents in connection with our retail notes program for incorporation by reference in our Registration Statement on Form S-3 (No. 333-160214).

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this report:

Number	Exhibit

1.1	Selling Agent Agreement, dated August 5, 2011, among Jefferies Group, Inc. and Jefferies & Company, Inc.

4.1	Form of Note

4.2	Officers’ Certificate establishing the terms of the Notes.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

Date: August 11, 2011	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Selling Agent Agreement, dated August 5, 2011, among Jefferies Group, Inc. and Jefferies & Company, Inc.

4.1	Form of Note

4.2	Officers’ Certificate establishing the terms of the Notes.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).